Exhibit 99.1

Puma Biotechnology J.P. Morgan 2020 Healthcare Conference January 2020 Copyright 2020 Puma Biotechnology

Forward-Looking Safe Harbor Statement This presentation contains forward-looking statements, including statements regarding the benefits of NERLYNX® (neratinib) and neratinib, the commercialization of NERLYNX, the potential indications of our drug candidates and the development of our drug candidates, including, but not limited to, the anticipated timing for the commencement and completion of various clinical trials and announcement of data relative to these trials. All statements other than historical facts are forward–looking statements and are based on our current expectations, forecasts and assumptions. Forward–looking statements involve risks and uncertainties that could cause our actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These risk and uncertainties are identified in our Annual Report on Form 10-K for the year ended December 31, 2018, and any subsequent documents we file with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update these forward-looking statements exceptasrequiredbylaw. Copyright 2020 Puma Biotechnology 2

Product Pipeline

Neratinib across the breast cancer therapy spectrum



Phase I
Phase II
Phase III
Registration
Approval
HER2+ Breast Cancer
Extended adjuvant
Neratinib monotherapy
CONTROL
ExteNET (Phase III HER2+ EBC)
EAP/MAP
US: 7/17
EC: 8/18
Australia: 3/19
Canada: 7/19
Argentina: 8/19
Hong Kong:10/19
Singapore: 11/19
Metastatic
Monotherapy or combo therapy
FB-10: T-DM1 + neratinib
NEfERTT (Phase II HER2+MBC)
NALA (Phase III 3rd Line HER2+ MBC)
sNDA: 6/19
Metastatic w/ brain mets
Monotherapy or combo therapy
TBCRC-022
HER2-mutant Breast Cancer/Solid Tumors
Metastatic
Neratinib (± fulvestrant in MBC)
SUMMIT- Breast HRC+
SUMMIT - Cervical
SUMMIT (Basket Trial)
Phase II Trial (WashU)

Copyright 2020 Puma Biotechnology

3

Puma’s Pharmacy and Distributor Network Hub Services Specialty Pharmacy Network Acaria Health Patients Accredo CVS Onco360 Diplomat Sites of Care Biologics Academic Hospitals Community Hospitals Specialty Distributor Network Physician Practices Other (VA, DoD) McKesson ASD / Oncology Supply Cardinal Health Copyright 2020 Puma Biotechnology 4

$53.5 Million Net Revenue in Q3 2019 QUARTERLY NET REVENUE (IN $MM) 61.1 53.8 53.5 52.6 50.8 45.6 36.0 20.1 6.1 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Copyright 2020 Puma Biotechnology 5

From CONTROL Poster Presented at ASCO 2019 6

29% of Patients in Q4 Started NERLYNX at a Reduced Dose PERCENT OF PATIENT STARTS AT REDUCED DOSE 35% 30% 29% 25% 20% 18% 15% 11% 10% 9% 6% 6% 5% 2% 2% 3% 3% 0% Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 (est) Reduced Dose defined as fewer than 6 pills per day Copyright 2020 Puma Biotechnology 7

Bottles Sold By Quarter BOTTLES SOLD BY QUARTER (SP+SD) 6,000 5,538 4,936 4,900 5,000 4,799 4,791 4,696 4,452 4,000 3,517 3,000 2,137 2,000 1,000 675—Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 (est) SP = Specialty Pharmacy Network, SD = Specialty Distributor Network Copyright 2020 Puma Biotechnology 8

Rest of World Partnerships –Timelines Region Partner Expected Regulatory Approval Australia / SE Asia March 2019 –Approved in Australia Israel Q1 2020 Canada July 2019–Approved Greater China November 2019 –Approved in Hong Kong 1H 2020 –China 1H 2020 –Taiwan Latin America September 2019 –Approved in Argentina South America 1H 2020 –Chile, Peru 2H 2020 –Mexico 2H 2020 –Colombia, Brazil, Ecuador Europe Launch Timelines Q4 2019 –Germany-Launched Q4 2019 –United Kingdom-Launched Q4 2019 –Austria-Launched 2020-2022– Rest of Europe Copyright 2019 Puma Biotechnology 9

CONTROL Study Design Phase 2 trial to characterize the incidence and severity of diarrhea in patients with HER2+ early breast cancer treated with neratinib and loperamide prophylaxis +/-an investigational agent 1 year of therapy HER2+ early BC Neratinib 240 mg/day Received up to 1 year of (endocrine therapy as indicated) adjuvant trastuzumab Stage I–3c Loperamide HR (ER/PR) +/– prophylaxis As needed Anti-inflammatory agent or bile acid sequestrant (Cycle 1) Day 57 onwards Cycle 1-2 STUDY ENDPOINTS Primary endpoint: Incidence of grade ≥3 diarrhea Secondary endpoints: Frequency distribution of maximum-grade diarrhea; incidence and severity of diarrhea by loperamide exposure Copyright 2020 Puma Biotechnology 10

CONTROL
Study Flowchart


Population
Cohort
Treatment
Analysis
Stage 1-3c HER2+ breast cancer
Trastuzumab-based adjuvant therapy completed within 1 year
Sequential investigational cohorts
Loperamide cohort
(Original protocol)
Budesonide cohort
Colestipol cohort
Colestipol cohort
Dose escalation cohort
Neratinib Loperamide prophylaxis
Neratinib Loperamide prophylaxis Budesonide
Neratinib Loperamide prophylaxis Colestipol
Neratinib Colestipol prophylaxis Loperamide PRN
Neratinib dose escalation
Interim analysis (N=137)
Preliminary analysis (N=64)
Preliminary analysis (N=136)
Currently ongoing (N=104)
Currently enrolling

Puma Biotechnology
Copyright 2020 Puma Biotechnology
11

CONTROL vs ExteNET: Neratinib Treatment-Emergent Diarrhea Characteristics of Loperamide prophylaxis reduces treatment-emergent diarrhea incidence and severity of diarrhea CONTROL1 ExteNET2 Neratinib dose Budesonide Colestipol Colestipol + escalation + Loperamide Loperamide + loperamide + loperamide loperamide prn loperamide prn prn (n = 137) (n = 64) (n = 136) (n = 104) (n = 60) (n = 1408) Treatment-emergent diarrhea incidence (%) No diarrhea 20.4 14.1 16.9 4.8 3.3 4.6 Grade 1 24.1 25.0 27.9 31.7 40.0 22.9 Grade 2 24.8 32.8 34.6 29.8 41.7 32.5 Grade 3 30.7 28.1 20.6 33.7 15.0 39.8 Grade 4 0 0 0 0 0 0.1 Diarrhea leading to 20.4 10.9 3.7 7.7 3.3 16.8 discontinuation Hospitalization (due 1.5 0 0 0 0 1.4 to diarrhea) Discontinuation of 44.5 20.3 28.7 27.9 20.0 38.9 neratinib (any cause) Copyright 2020 Puma Biotechnology 1. Chan et al. SABCS 2019 2. Chan et al. Lancet Oncol 2016 12

NERLYNX® Extended Adjuvant HER2+ Breast Cancer Market Size Approximately 28,300 patients (US) with early stage HER2+ breast cancer treated with adjuvant treatment1 Approximately 37,000 patients (EU) with early stage HER2+ breast cancer treated with adjuvant treatment1 – Approximately 65–70% of patients have HR-positive disease 1Roche epidemiology slides 09/18 Copyright 2020 Puma Biotechnology 13

Treatment Paradigm for HER2+ Metastatic Breast Cancer No Prior HER2+ Rx Prior HER2+ MBC Rx Herceptin (trastuzumab) T-DM1 Tykerb (lapatinib) + Herceptin + other Chemo + Perjeta (pertuzumab) (EMILIA) Xeloda (capecitabine) Rx +docetaxel Herceptin + Tykerb Neratinib+ Xeloda(capecitabine) Copyright 2020 Puma Biotechnology 14

Phase III Trial –Third-Line HER2+ MBC (NALA) Study Design 3rd-or later-line therapy for patients with HER2+ mBC Patients with asymptomatic CNS metastatic disease are eligible Obtained SPA from FDA and review by EMA in February 2013 RANDOMIZATION Neratinib+ Capecitabine PD HER2+ mBC Received ≥2 prior Follow-up lines of HER2- (Survival) directed therapy 1:1 Lapatinib + Capecitabine PD n=600 STUDY OBJECTIVES Co-Primary: PFS (central) and OS Secondary: PFS (local), ORR, DoR, CBR, time to intervention for CNS metastases, safety, health outcomes 15 Copyright 2020 Puma Biotechnology 31 15

Phase III Trial –Third Line HER2+ MBC (NALA): Study Results Centrally Confirmed PFS (co-primary endpoint) 1.0 0.9 Hazard ratio Log-rank (95% CI) p-value 0.8 Neratinib + Capecitabine 0.76 (0.63 –0.93) 0.0059 0.7 Lapatinib + Capecitabine probability 0.6 0.5 47% PFS 0.4 38% 0.3 29% 0.2 16% 0.1 15% 7% 0 0 3 6 9 12 Time 15 since randomization (months) 18 21 24 27 30 33 36 No. at risk: N+C 307 183 113 69 54 35 20 13 9 7 3 2 2 L+C 314 183 82 39 24 9 8 3 2 2 2 2 1 Sauraet al. ASCO 2019 Oral Session: Breast Cancer –Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019. ASCO 2019 Copyright 2020 Puma Biotechnology 16

Phase III Trial –Third Line HER2+ MBC (NALA): Study Results Prespecifiedrestricted means analysis –PFS 1.0 0.9 Mean PFS (months) p-value 0.8 Neratinib + Capecitabine 8.8 0.0003 0.7 Lapatinib + Capecitabine 6.6 probability 0.6 Restriction: 24 months 0.5 PFS 0.4 0.3 0.2 2.2 months 0.1 0 0 3 6 9 12 Time 15 since randomization (months) 18 21 24 27 30 33 36 No. at risk: N+C 307 183 113 69 54 35 20 13 9 7 3 2 2 L+C 314 183 82 39 24 9 8 3 2 2 2 2 1 Sauraet al. ASCO 2019 Oral Session: Breast Cancer –Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019. ASCO 2019 Copyright 2020 Puma Biotechnology 17

Phase III Trial –Third Line HER2+ MBC (NALA): Study Results OS (co-primary endpoint) 1.0 0.9 Mean OS Hazard ratio Log-rank (months) (95% CI) p-value 0.8 Neratinib + Capecitabine 24.0 0.88 (0.72 –1.07) 0.2086 0.7 Lapatinib + Capecitabine 22.2 probability 0.6 Restriction: 48 months 0.5 OS 0.4 0.3 0.2 1.7 months 0.1 0 0 3 6 9 12 15 18 21Time 24 since 27 randomization (months) 30 33 36 39 42 45 48 51 54 57 No. at risk: N+C 307 294 275 244 220 182 142 112 82 64 47 34 28 18 15 13 6 4 2 1 L+C 314 303 273 240 208 170 132 107 84 67 47 36 27 22 17 12 8 4 3 1 Sauraet al. ASCO 2019 Oral Session: Breast Cancer –Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019. Copyright 2020 Puma Biotechnology ASCO 2019 18

Phase III Trial –Third Line HER2+ MBC (NALA): Study Results Time to intervention for CNS metastases 100 Neratinib + Capecitabine Lapatinib + Capecitabine Intervention (n=55/307) (n=75/314) 90 Radiation therapy 11% 15% (%) 80 Surgery/procedure 2% 3% incidence Anticancer medication 1% 1% 70 60 Cumulative Overall cumulative incidence (Gray’s test): 22.8% vs 29.2%; p=0.043 50 40 30 20 Neratinib + Capecitabine 10 Lapatinib + Capecitabine 0 0 6 12 18 24 30 36 42 48 54 60 Time since randomization (months) Sauraet al. ASCO 2019 Oral Session: Breast Cancer –Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019. ASCO 2019 Copyright 2020 Puma Biotechnology 19

Third-Line HER2+ MBC Market Size Approximately 6,400 patients (US) with third-line HER2+ metastatic breast cancer and 4,700 patients (US) with fourth line HER2 positive metastatic breast cancer1 Tykerb2017 US sales -$68 M ($118M ex US) Approved in combination with Xeloda In US, Herceptin often substituted for Tykerbin combination with Xeloda Opportunity to gain market share from both Xeloda-Tykerbpatients and Xeloda-Herceptin patients 1Roche epidemiology slides 09/18 Copyright 2020 Puma Biotechnology 20

NALA -HER2+ MBC Phase III Trial Neratinib + capecitabine in third-line patients FiledsNDAfor U.S. FDA approval (June 2019) sNDAaccepted by U.S. FDA (September 2019) Anticipated PDUFA Date (April 2020) 21

NSABP FB-10 Phase I/II Trial Kadcyla(T-DM1) plus Neratinib Kadcyla (T-DM1) Current second line standard of care in second line HER2 positive metastatic breast cancer Phase III EMILIA Trial (Perjetanaïve): Objective Response Rate: 43.6% Median Progression Free Survival: 9.6 months JCO 2016: Patients previously treated with Perjeta ORR (second line): 23.1% Median duration of therapy: 4.0 months Copyright 2020 Puma Biotechnology 22

FB-10 -Phase I/II trial of Kadcyla (T-DM1) plus Neratinib HER2+ MBC Neratinib Dose level 1: 120 mg/d Must have received Dose level 2: 160 mg/d prior anti-HER2-based Dose level 3: 200 mg/d therapy with Dose level 4: 240 mg/d pertuzumabfor mBC No prior T-DM1 or HER2 T-DM1 TKI allowed 3.6 mg/kg IV d1 Q3W Primary endpoint: Phase I:Recommended dose of neratinib when given with T-DM1; Phase 2: Objective response rate (CR/PR) Secondary endpoint: Clinical benefit rate (CR/PR/SD), PFS, PK, tumor biopsy for PDX model (optional) Copyright 2020 Puma Biotechnology 23

FB-10 -Phase I/II Trial of Kadcyla (T-DM1) plus Neratinib 240 * 240 *Off TX, AE/withdrawn 200 + On treatment 200 200 200 * 200 ORR (CR/PR): 12 of 20 (60%) 160 160 CR 160 PR Dose mg/d 160 SD 160 160 PD 160 * 160 + 120 * 120 120 120 * 120 0 100 200 300 400 500 600 700 800 Days on Treatment ASCO 2018 Copyright 2020 Puma Biotechnology 24

Neratinib(PB272) HER2+ MBC with Brain Metastases 33% of HER2+ advanced metastatic breast cancer patients develop brain metastases Phase II trial of Tykerb (lapatinib) in MBC patients with CNS metastases (n=39) 2.6% response rate in CNS metastases (Tykerb naïve) Phase II trial of Tykerb (lapatinib) in MBC patients with CNS metastases (n=242) 6% response rate in CNS metastases (Tykerb naïve) Phase II extension trial of Tykerb (lapatinib) plus Xeloda in MBC patients with CNS metastases (n=50) 20% response rate in CNS metastases Copyright 2020 Puma Biotechnology 25

TBCRC 022: A Phase II Trial of HKI-272 (Neratinib) and Capecitabine for Patients with Human Epidermal Growth Factor Receptor 2 (HER2)-Positive Breast Cancer and Brain Metastases Primary endpoint: ORR in CNS: Cohort 1 >5 pts (12.5%), Cohort 3a >9 pts (25.7%), Cohort 3b >2 pts (8%); Cohort 2: PFS Secondary endpoints: ORR in non-CNS, PFS, OS Progressive brain mets Craniotomy HER2+ candidates mBC Progressive brain mets: w/ Brain 3a: No prior lapatinib Mets 3b: Prior lapatinib 4a: Untreated CNS disease; no prior T-DM1 4b: Progressive CNS disease; no prior T-DM1 4c: Progressive CNS disease; prior T-DM1 Cohort 1 (n = 40 pts) Cohort 2 (n = 5 pts) Cohort 3a (n = 39 pts) Cohort 3b (n = 12 pts) Cohort 4a (n = 20 pts) Cohort 4b (n = 20 pts) Cohort 4c (n = 23 pts) Neratinib (240 mg/day) added) Neratinib (240 mg/day) X 1 cycle, Surgical resection, then if non-CNS Neratinib (240 mg/day) be toxicity; may Neratinib (240 mg/day) trastuzumab Capecitabine (1500 mg/m2, d1-14, q3w) PD or Neratinib (160 mg/day) T-DM1 (3.6 mg/kg IV q21d) (Treat untilPD, Copyright 2020 Puma Biotechnology 26

TBCRC-022 Cohort 3a– CNS Response Best Volumetric Response (n=31)* 100 80 CNS ORR = 49% (95% CI 32-66%) lesions 60 CNS 40 of volume 20 in 0 reduction -20 -40% -60 -80 18 responses -100 Copyright 2020 Puma Biotechnology * ASCO 2017 27

Neratinib Recently Included as a Treatment Option for Recurrent Breast Cancer CNS Metastases By NCCN® Guidelines[1]

Guidelines updated March 20, 2018

Category 2B: Neratinib + Capecitabine	Category 2B: Neratinib + Paclitaxel
TBCRC 022[2]	**NEfERT-T[3,4]**
A Phase II Trial of Neratinib and Capecitabine for Patients with HER2+ Breast Cancer Brain Metastases (NCT01494662)	Randomized, Multi-Center, International Study of HER2-Directed Therapy in 1st-line mBC (NCT00915018)

NCCN makes no warranties of any kind whatsoever regarding their content, use or application and disclaims any responsibility for their application or use in any way.
Referenced with permission from the NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Central Nervous System Cancers V.1.2018. © National Comprehensive Cancer Network, Inc. 2018. All rights reserved. Accessed [March 20, 2018]. To view the most recent and complete version of the guideline, go online to NCCN.org

1. NCCN Guidelines v 1.2018. Central Nervous System Cancers.
2. Freedman RA, et al. Presented at ASCO Annual Meeting, 2017. Abstract 1005
3. Awada A, et al. *Poster Presentation at ASCO Annual Meeting, 2015. #610.*
4. Awada A, et al. *JAMA Oncol.* 2016;2:1557-1564.

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Current SUMMIT ‘Basket’ Trial: Study Design


EGFR exon18-mutant tumors
Lung
Neratinib monotherapy
HER2-mutant tumors
Cervical
Salivary gland
Solid tumors (NOS)
Neratinib monotherapy
Bladder
Neratinib + Paclitaxel
Breast HRc-positive*
Breast HRc-negative
Neratinib* + Trastuzumab#
*plus fulvestrant (in ER+ breast)
#biosimilar may be used if available
HER4-mutant tumors
Solid tumors (NOS)
Neratinib monotherapy

***EGFR, HER2* or *HER4* mutations**
(documented by local testing)

Primary endpoint
- Objective response rate at first post-baseline tumor assessment (ORR_{first})

Secondary endpoints
- ORR (confirmed)
- Clinical benefit rate (CBR)
- Progression-free survival (PFS)
- Safety
- Biomarkers

Simon 2-stage design
- If ≥1 response in first evaluable 7 patients, expand cohort to Stage 2 (N=18)
- If ≥4 responses in Stage 2, expand or breakout

Tumor assessments
- RECIST v1.1 (primary criteria)
- PET response criteria (RECIST non-evaluable)

Statistical methods
- ORR_{first}, ORR, CBR: associated 95% CI
- Median PFS: Kaplan-Meier estimate with 95% CI

Key Inclusion Criteria
- Histologically confirmed cancers for which no curative therapy exists
- Documented EGFR exon 18, HER2 or HER4 mutation
- ECOG status of 0 to 2
- RECIST 1.1 evaluable disease (measurable or non-measurable disease): if RECIST non-measurable, evaluable by other accepted criteria

Key Exclusion Criteria
- Prior treatment with any pan-HER TKI (eg, lapatinib, afatinib, dacomitinib, neratinib)
- Patients who are receiving any other anticancer agents
- Symptomatic or unstable brain metastases
- Women who are pregnant or breast-feeding

Clinical Trials.gov Identifier NCT01953926

29

SUMMIT Hormone Receptor Positive Breast Cancer Cohort Copyright 2020 Puma Biotechnology 30

Somatic Mutations in HER2 (ERBB2) in Hormone Receptor Positive Breast Cancer

- **Incidence:**
  - 7-9%, pre-treated ER+ MBC[1]
- **Tumor characteristics:**
  - usually mutually exclusive to HER2 amplifications
- **Preclinical evidence of oncogenic activity:**
  - constitutive activation of intracellular kinase and downstream signaling pathways[2]
  - increased cell proliferation and tumor growth[2]
  - Cross-talk occurs between ER and HER2 mutation (modified SUMMIT trial to add fulvestrant to ER positive patients)
  - HER2 amplification seen as potential mechanism of resistance to neratinib plus fulvestrant (modified SUMMIT trial to add trastuzumab to neratinib plus fulvestrant in ER positive patients)



HER2 somatic mutations
P
P
P
P
P
PI3K Pathway
PI3K
AKT
mTOR
MAPK Pathway
RAS
RAF
MEK
ERK
Nucleus
↑ Cell cycle control and proliferation
↑ Cell survival and decreased apoptosis
↑ Cellular migration and metastasis
↑ Angiogenesis

Copyright 2020 Puma Biotechnology

[1]Wagle et al, ASCO 2016; [2]Bose et al, Cancer Disc. 2013

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HR positive HER2 Mutated Breast Copyright 2020 Puma Biotechnology 32

HR positive HER2 Mutated Breast Copyright 2020 Puma Biotechnology 33

HR positive HER2 Mutated Breast 0 Copyright 2020 Puma Biotechnology 34

Proposed Amendment to Breast Cancer Cohort in SUMMIT for HR positive/HER2-negative, HER2mut MBC Cohort to Support Accelerated Approval HER2 mutations (documented by local testing) Primary endpoint Objective response rate Secondary endpoints fulvestrant DOR fulvestrant+ trastuzumab Randomized 1:1:1 Simon 2-stage design Proposed original design assessment criteria consistent with fulvestrant + If expand cohort ≥1 response in to Stage 2 first evaluable (N=18) 7 patients, trastuzumab + If ≥4 responses in Stage 2, expand or breakout Neratinib Tumor assessments RECIST v1.1 (primary criteria) Puma to schedule pre NDA meeting with FDA after initial Simon 2 stage results to discuss potential for accelerated approval (anticipated Q4 2020-Q2 2021) Copyright 2020 Puma Biotechnology 35

SUMMIT Cervical Cancer Cohort Copyright 2020 Puma Biotechnology 36

Characteristics of *HER2* Mutant Cervical Cancer



Incidence

- 5% - Metastatic cervical cancers
- May be negatively prognostic for survival



Histology

- Enriched in adenocarcinomas
- High occurrence in HPV+ tumors


T
C
A
G

Genomics

- Most common HER2^{mut} is S310 extracellular domain hotspot mutation
- Usually exclusive to HER2 amplifications
- Most common co-mutations include TP53, PIK3CA

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Neratinib Monotherapy Results Presented at SGO Meeting Copyright 2020 Puma Biotechnology 38

Neratinib Monotherapy Results Presented at SGO Meeting Copyright 2020 Puma Biotechnology 39

Path Forward SUMMIT study to enroll additional patients with HER2 mutated cervical cancer Monotherapy data can be used to file for accelerated approval Overall response rate Duration of response Puma to schedule pre-NDA meeting with FDA (anticipated Q4 2020-Q2 2021) 40

HER-Seq (PUMA-NER-9501): HER2 mutation screening protocol

HER-Seq: a convenient, minimally-invasive blood-based screening protocol to identify HER2 mutant patients for neratinib clinical trials Simple, non-invasive blood-based screening protocol for identifying HER2 mutations from plasma cfDNA HER-SeqNGS assay is analytically- validated, CE-marked, and ISO-certified Convenient for sites/institutions that lack access to routine/reimbursable molecular sequencing Allows for routine serial testing to identify acquired HER2 mutations through advancement of disease or therapy Patients identified with HER2 mutations can be readily tracked for protocol screening and seamless registration into SUMMIT or other neratinibclinical trials Clinical trials.gov NCT: NCT03786107. 42

HER-Seq (PUMA-NER-9501) Study Protocol

- HER-Seq: A Blood-based Screening Study to Identify Patients with *HER2* Mutations for Enrollment into SUMMIT (initiated December 2018)



Metastatic breast or cervical cancer patient
CONSENT FOR SCREENING
PROTOCOL
Patient consented
Blood sample collected
Sample shipped to central lab
T
C
A
G
HER2 mutation proprietary sequencing test performed
Test result reported to physician and sponsor within 2-4 weeks
HER2 mutation positive
Consider screening for neratinib treatment protocol
HER2 wild type
Retest in 3-6 months

PRIMARY OBJECTIVE:

To identify patients with *HER2* mutations who may be eligible for screening into the SUMMIT 'basket' trial or other disease-specific neratinib treatment protocol.

Key Inclusion Criteria

- Women and men who are ≥18 years old at signing of informed consent.
- Histologically-confirmed metastatic breast or cervical cancer
- ECOG status of 0 to 2
- Provide written, informed consent to participate in the study and for circulating tumor DNA screening
- Must provide blood sample(s) for *HER2* mutation testing

Key Exclusion Criteria

- Patients with known HER2+ or *HER2*-amplified tumors
- Patients who have received neratinib or any other prior EGFR/HER2 tyrosine kinase inhibitor

Clinical trials.gov NCT: NCT03786107

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HER-Seq Trial

- Currently open at ~15 sites
  - Being expanded to other SUMMIT sites
- Utilizes proprietary next generation sequencing assay for HER2 mutations
- Screening Goals:
  Breast cancer: Screen 2500 patients
  Cervical cancer: Screen 1200 patients
- Patients with HER2 mutations identified through HER-Seq will be considered for enrollment in SUMMIT

Puma Biotechnology
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SUMMIT Trial Proposed Registration Pathway Meet with FDA to discuss registration pathway in HR-positive, HER2 negative HER2 mutated breast cancer and HER2 mutated cervical cancer Modify SUMMIT trial to expand HER2 mutated breast cancer cohort Continue to enroll HER2 mutated cervical cancer cohort Expand HER-Seq to expedite enrollment in SUMMIT Puma R&D budget decrease due to declines in expenses associated with ExteNET, NALA, CONTROL will open up opportunity to expand SUMMIT Meet with FDA for pre-NDA meeting anticipated Q4 2020-Q2 2021 45

IST Landscape – Other Cancers

	Colorectal Cancer	Glioblastoma	Breast Cancer	Multiple Tumor Types
ISTs	**FC-7 (NSABP)** Quad Wild-Type mCRC w/ prior cetuximab or panitumumab, dose finding for N + Cetuximab **FC-11 (NSABP)** Quad Wild-Type mCRC, HER2+ w/ prior EGFR ther or HER2-mutated: N+T, HER2+ w/o prior EGFR therapy: N+Cetuximab **ACOMPLI (INSERM)** HER2+ or HER2-mutated mCRC, N vs. SOC	**INSIGhT (DFCI)** Tumors w/ unmethylated MGMT promoters, w/o IDH1 R132H mutation, SOC (temozolomide) vs. N vs. CC-115 vs. Abemaciclib	**NEREA (SOLTI)** HR+/HER2-/HER2-enriched mBC, N + Ex/Ful/Tam **201209135/MutHER (WU)** HER2-mutated mBC, ER-: N, ER+: N+Ful **PlasmaMATCH (ICR)** HER2-mut mBC, line 2+, ER-: N, ER+: N+Ful **2016-0537 (MDACC)** iBC, HER2+: N+Pac+Per+T, HER2-/ER+: N+Pac	**MCC-17-13821 (VCU)** P1 dose finding N + sodium valproate in advanced solid tumors, expansion in HER2+ BC and K-/N-RAS mutant cancers **POE 16-01 (MSKCC)** Pediatric solid tumors and acute leukemias, N dose finding followed by N at RP2D **2016-0430 (MDACC)** Advanced/metastatic cancer with HER2/3/4 mutation or HER2/3+, N+Everolimus vs. N+Palbo vs. N+Trametinib
Puma	None	None	SUMMIT (HER2-mutated breast cancer)	SUMMIT (HER2-mutated tumors)

Puma Biotechnology
Copyright 2020 Puma Biotechnology
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Puma -Expected Milestones Modify SUMMIT trial to expand HER2 mutated breast cancer cohort (Q1 20) FDA decision on sNDAin third-line HER2 positive MBC (Q2 20) Potential pre NDA meeting to discuss clinical data for SUMMIT trial (Q4 20) Report Phase II data from HR positive breast and cervical cohorts from the SUMMIT basket trial of neratinib in patients with HER2 mutations (Q4 20) Report additional data from Phase II CONTROL trial (Q4 20) Copyright 2020 Puma Biotechnology 47

Intellectual Property Composition of matter patent issued (expires 2025) Can be extended w/ Hatch/Waxman Use in the treatment of cancer issued (expires 2025) Two polymorph patents issued (both expire 2028) Combination with capecitabine (expires 2031) Use in extended adjuvant breast cancer (expires 2030) Composition of specific salt of neratinib (recently issued) Additional use patents filed Copyright 2020 Puma Biotechnology 48

Intellectual Property on EGFR T790M Mutations Issued claims in Europe, Asia, Australia (expires 2026) Possibility to extend up to 5 years Pending claims in United States Patent claims upheld after European Opposition Hearing (February 2014) Claims for the pharmaceutical composition comprising an irreversible EGFR inhibitor for use in treating cancer having a T790M mutation Claims for the pharmaceutical composition for use in the treatment of cancer including lung cancer and non-small cell lung cancer Copyright 2020 Puma Biotechnology 49

Experienced Management Team Alan H. Auerbach Chairman, Chief Executive Officer, President, Founder -Chief Executive Officer, President, Founder, Cougar Biotechnology Richard Bryce, MD Chief Medical and Scientific Officer—Onyx, Roche, ICON Clinical Research Maximo F. Nougues Chief Financial Officer—Getinge AB, Boston Scientific, The Clorox Company Douglas Hunt Senior Vice President, Regulatory Affairs -ArmaGen, Baxter Healthcare, Amgen Copyright 2020 Puma Biotechnology 50

Board of Directors Alan H. Auerbach Chairman, Chief Executive Officer, President, Founder, Puma Biotechnology, Inc. Ann Miller, M.D. Former VP, Marketing, Global Marketing, Sanofi S.A.; Eisai; Amgen; Merck Michael Miller EVP U.S. Commercial, Jazz Pharmaceuticals; Former VP, Sales & Marketing, Genentech; Jay Moyes Former CFO, Myriad Genetics Hugh O’Dowd President & CEO, Neon Therapeutics; Former Chief Commercial Officer, Novartis Oncology Adrian Senderowicz, M.D. SVP & Chief Medical Officer, Constellation Pharmaceuticals; Ignyta; Sanofi; Astrazeneca; FDA (Division of Oncology Drug Products) Troy Wilson, PhD, JD CEO, Kura Oncology; CEO, Wellspring Biosciences; CEO Avidity Nanomedicines; Former CEO, President, Intellikine Frank Zavrl Former Partner, Adage Capital Management Copyright 2020 Puma Biotechnology 51

Puma Biotechnology -Financial Currently trading on NASDAQ: PBYI Cash, cash equivalents and marketable securities at September 30, 2019: $110 million Cash burn in Q3 2019: ~$7 million Amended term loan agreement (June 2019) New term loan of $100 million replaces loan of $155 million $100 million drawn down Oxford Finance Shares issued and outstanding: 39.2 million Copyright 2020 Puma Biotechnology 52

Company Highlights NERLYNX® -First HER2 directed drug approved by FDA for extended adjuvant treatment of early stage HER2-positive breast cancer in patients who have received prior trastuzumab Additional potential indications HER2+ Metastatic Breast Cancer HER2+ Metastatic Breast Cancer with Brain Metastases HER2 Mutated Breast Cancer HER2 Mutated Cervical Cancer HER2 Mutated Solid Tumors Retain full U.S. commercial rights to NERLYNX® Large initial market opportunity with additional label expansion potential Copyright 2020 Puma Biotechnology 53

Puma Biotechnology J.P. Morgan 2020 Healthcare Conference January 2020 Copyright 2020 Puma Biotechnology 54

Puma Biotechnology J.P. Morgan 2020 Healthcare Conference APPENDIX January 2020 Copyright 2020 Puma Biotechnology 55

ExteNET Trial - HER2 Positive Extended Adjuvant Breast Cancer

- HER2 positive breast cancer
- Completed 1 year prior adjuvant treatment with trastuzumab prior to randomization
- Lymph node negative, positive or residual invasive disease after neoadjuvant treatment

Randomize 1:1

2840 patients total

Neratinib (1 year)

Placebo (1 year)

Primary endpoint: Invasive Disease Free Survival (IDFS)

Secondary endpoints: Disease Free Survival Including Ductal Carcinoma in Situ (DFS-DCIS), Time to Distant Recurrence, Incidence of CNS recurrence, Overall Survival

No loperamide prophylaxis used to prevent neratinib related diarrhea

Copyright 2020 Puma Biotechnology

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Kaplan-Meier Estimates of Disease Free Survival ITT Population 100 97.8% 93.9% 95.6% 90 91.6% (%) survival 80 70 P-value = 0.009 -free HR (95% CI) = 0.67 (0.50 –0.91) Disease 60 50 Neratinib Placebo 0 18 21 24 0 3 6 9 12 15 Months after randomization No. at risk Neratinib 1420 1291 1260 1229 1189 1150 1108 1033 662 Placebo 1420 1367 1324 1292 1243 1209 1163 1090 704 Copyright 2020 Puma Biotechnology 57

Kaplan-Meier Estimates of DFS Hormone Receptor Positive Patients ITT Population 100 97.9% 95.4% 96.0% 90 91.2% (%) 80 survival 70 P-value = 0.001 -free HR (95% CI) = 0.51 (0.33 –0.77) Disease 60 50 Neratinib Placebo 0 0 3 6 9 12 15 18 21 24 Months after randomization No. at risk Neratinib 816 737 721 698 677 653 629 591 380 Placebo 815 784 761 741 716 699 669 622 401 Copyright 2020 Puma Biotechnology 58

Rationale for efficacy in HR+ subgroup


HER2 signalling decreases
ER-regulated gene transcription
HER2
HER1/2/3
membrane
PI3-K
RAS
AKT
MEK
FOXO3a
ErK1/2
Cytoplasm
FOXO3a
nucleus
ER
ER
ERE
ER-regulated
gene
transcription
HER2 inhibition upregulates
ER-regulated gene transcription
HER2
HER1/2/3
membrane
Neratinib
PI3-K
RAS
AKT
MEK
ErK1/2
Cytoplasm
FOXO3a
nucleus
ERE
ER-regulated
gene
transcription
Inhibition of HER2 and ER is required for
effective blockage in HER2+/HR+ tumors
HER2
HER1/2/3
membrane
Neratinib
PI3-K
RAS
AKT
MEK
ErK1/2
Cytoplasm
FOXO3a
Endocrine
therapy
nucleus
ERE
ER-regulated
gene
transcription

Adapted from: Paplomata et al. Cancer 2015

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5-year Analysis Shows Durable iDFS Benefit ITT Population 1.0 97.9% 94.3% 92.2% 91.2% 90.2% 95.5% 0.9 91.7% 2.5% survival 90.2% 89.1% 87.7% 0.8 -free 0.7 Disease 0.6 HR (95% CI): 0.73 (0.57 -0.92) Two-sided P=0.008 Neratinib 0.5 Placebo (Descriptive P value) 0 12 24 36 48 60 At risk Months after randomization Neratinib 1420 1316 1272 1225 1106 978 965 949 938 920 885 Placebo 1420 1354 1298 1248 1142 1029 1011 991 978 958 927 60

iDFS by Hormone Receptor Status 5-Year Analysis Hormone receptor positive Hormone receptor negative 1.0 98.1% 97.5% 95.4% 96.1% 93.6% 92.6% 92.8% 91.2% 94.7% 90.8% 0.9 89.9% 88.9% 91.7% 4.4% Ä 91.8% 90.4% 89.8% 88.5% 86.8% 89.3% 88.8% survival 0.8 -free 0.7 Disease 0.6 HR (95% CI): 0.60 (0.43 -0.83) HR (95% CI): 0.95 (0.66 -1.35) Two-sided P=0.002 Two-sided P=0.762 0.5 Neratinib Neratinib Placebo Placebo (Descriptive P value) 0 12 24 36 48 60 0 12 24 36 48 60 Months after randomization Months after randomization At risk Neratinib 816 757 731 705 642 571 565 558 554 544 523 604 559 541 520 464 407 400 391 384 376 362 Placebo 815 779 750 719 647 581 567 556 551 542 525 605 575 548 529 495 448 444 435 427 416 402

iDFS for HR+ patients completing prior trastuzumab ≤1 year from randomization (2-year and 5-year Analyses) EC Approved Indication 2-year (primary) analysis 5-year analysis 51% relative reduction 42% relative reduction in risk of recurrence in risk of recurrence GnantM, et al. SABCS 2018, poster #P2-13-01 62

DDFS for HR+ patients completing prior trastuzumab ≤1 year from randomization (2-year and 5-year Analyses) EC Approved Indication 2-year (primary) analysis 5-year analysis 47% relative reduction in risk of recurrence 43% relative reduction in risk of recurrence GnantM, et al. SABCS 2018, poster #P2-13-01 63

iDFS for HR+ patients completing prior trastuzumab ≤1 year from randomization (2-year and 5-year Analyses) who had prior neoadjuvant therapy with no pCR 2-year (primary) analysis 5-year analysis 36% relative reduction in risk of recurrence 40% relative reduction in risk of recurrence GnantM, et al. SABCS 2018, poster #P2-13-01 64